UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 31, 2018

KILROY REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-12675	95-4598246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California		90064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(310) 481-8400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On January 31, 2018, Kilroy Realty Corporation issued a press release announcing its earnings for the quarter and full year ended December 31, 2017 and distributed certain supplemental financial information. On January 31, 2018, Kilroy Realty Corporation also posted the supplemental information on its website located at www.kilroyrealty.com. The text of the supplemental information and the related press release are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Exhibits 99.1 and 99.2 are being furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

Item 7.01    Regulation FD Disclosure.

As discussed in Item 2.02 above, Kilroy Realty Corporation issued a press release announcing its earnings for the quarter and full year ended December 31, 2017 and distributed certain supplemental information. On January 31, 2018, Kilroy Realty Corporation also posted the supplemental information on its website located at www.kilroyrealty.com.

The information being furnished pursuant to Item 7.01 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1**	Supplemental Operating and Financial Data for the quarter ended December 31, 2017

99.2**	Press Release dated January 31, 2018 regarding fourth quarter 2017 earnings
_______________
**    Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty Corporation
Date: January 31, 2018

By:	/s/ Heidi R. Roth
Heidi R. Roth Executive Vice President and Chief Accounting Officer